UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
_______________________
Date of Report (Date of earliest event reported): September 11, 2013

PLEXUS CORP.
________________________________________________________________________
(Exact name of registrant as specified in its charter)
Wisconsin                 001-14423                 39-1344447
(State or other jurisdiction             (Commission             (I.R.S. Employer
of incorporation)                File Number)             Identification No.)
One Plexus Way, Neenah, Wisconsin                 54956
(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code:
(920) 969-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
On September 11, 2013, Plexus Corp. (the “Company”) issued a press release announcing that it will be hosting a meeting on September 12, 2013, in Wheeling, Illinois to update investors on the Company and its strategy, growth initiatives and financial performance. The meeting will be webcast as described in the press release. In the press release, the Company also announced that it will be re-affirming its previously announced revenue guidance and revising its previously announced diluted EPS guidance for the fiscal fourth quarter ending September 28, 2013.

The Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statement and Exhibits.

(d) Exhibits.

99.1     Plexus Corp. Press Release, dated September 11, 2013.

* * * * *
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2013		PLEXUS CORP.
(Registrant)

	By:	/s/ Ginger M. Jones
Ginger M. Jones
Chief Financial Officer